UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2016

GOLD LAKES CORP.
(Exact name of registrant as specified in charter)

Nevada	000-52814	74-3207964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 Enterprise Parkway, Suite 340 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

(216) 916-9303

Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 21, 2016, Gold Lakes Corp. (the "Company") had staked 31 mining claims consisting of 329 mining units and totaling 13,008 acres in the townships of Frecheville, Stoughton, and Mistaken Islands in North Eastern Ontario, Canada.

Ontario's Ministry of Northern Development and Mines (MNDM) issued the following claim numbers: (4278359, 4278360, 4278361, 4278362, 4278363, 4278364, 4278365, 4278366, 4282127, 4282161, 4282168, 4282169, 4282170, 4282383, 42823880, 4278351, 4278352, 4278353, 4278354, 4278355, 4278357, 4278358, 4278367, 4282380, 4282381, 4278356, 4278368, 4278369, 4278370, 4278371, 4278372)

The Company owns 100% interest in these claims, and has been named "The Ponderosa" property.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD LAKES CORP.

Date: June 20, 2016	By:	/s/ Christopher P. Vallos
Christopher P. Vallos, Director